DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

Supplement to the Prospectus dated September 29, 2000

The following replaces the information under the section of the Prospectus entitled "Portfolio managers" under "Who Manages the Funds":

Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds.

Ryan K. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

This Supplement is dated May 10, 2001.